                                                                    Exhibit 99.1

                             MARCO HI-TECH JV, LTD.

                                      INDEX

Independent Auditor's Report

Balance Sheets as of September 30, 2005 [Unaudited]
   and December 31, 2004

Statements of  Operations  and  Accumulated  Deficit for the nine  months  ended
   September 30, 2005 and 2004  [Unaudited] and the year ended December 31, 2004 and 2003.

Statements of Cash Flows for the nine months ended  September  30, 2005 and 2004
   [Unaudited] and the year ended December 31, 2004 and 2003.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
   Marco Hi-Tech JV, Ltd.
   New York, New York

We have audited the accompanying  balance sheets of Marco Hi-Tech JV, Ltd. as of
December  31,  2004 and 2003,  and the  related  statements  of  operations  and accumulated  deficit,  and cash flows for the years then ended.  These financial
statements   are  the   responsibility   of  the   Company's   management.   Our
responsibility  is to express an opinion on these financial  statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the financial  position of March Hi-Tech JV, Ltd. as of
December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in  conformity  with  accounting  principles  generally accepted in the United States of America.

                                                   MOORE STEPHENS, P. C.
                                                   Certified Public Accountants.

Cranford, New Jersey
September 16, 2005
[Except for Note 11 as to which
the date is January 20, 2006]

MARCO HI-TECH JV, LTD.
----------------------------------------------------------------------------------------------------

BALANCE SHEETS
----------------------------------------------------------------------------------------------------

                                                                 September 30,       December 31,
                                                                 -------------       ------------
                                                                    2 0 0 5             2 0 0 4
                                                                    -------             -------
                                                                  [Unaudited]
                                                                  -----------

ASSETS:
CURRENT ASSETS:
   Cash and Cash Equivalents                                    $       293,715     $       504,692
   Accounts Receivable                                                   12,675              22,755
   Inventory                                                             23,237              12,587
   Prepaid Expenses                                                     199,223             382,876
   Due from Affiliate                                                        --                  --
                                                                ---------------     ---------------

   TOTAL CURRENT ASSETS                                                 528,850             922,910
                                                                ---------------     ---------------

OTHER ASSETS:
   Prepaid Expenses                                                          --              89,469
   Income Tax Receivable                                                 35,067              35,067
                                                                ---------------     ---------------

   TOTAL OTHER ASSETS                                                    35,067             124,536
                                                                ---------------     ---------------

   TOTAL ASSETS                                                 $       563,917     $     1,047,446
                                                                ===============     ===============

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
   Accounts Payable and Accrued Expenses                        $       124,994     $       127,496
   Due to Affiliate                                                      13,442              14,635
                                                                ---------------     ---------------

   TOTAL LIABILITIES                                                    138,436             142,131
                                                                ---------------     ---------------

STOCKHOLDERS' EQUITY:
   Convertible Preferred Stock - Series B, $1.00 Par
     Value Per Share 50,000 Authorized; 10,000
     Issued and Outstanding                                              10,000              10,000

   Convertible Preferred Stock - Series A, $1.00 Par
     Value Per Share 18,000 Authorized; 12,005
     Issued and Outstanding                                              12,005              12,005

   Common Stock, $.01 Par Value Per Share 30,000,000
     Authorized; 8,000,000 Issued and Outstanding                        80,000              80,000

   Additional Paid-in Capital                                         2,474,914           2,474,914

   Accumulated Deficit                                               (2,151,438)         (1,671,604)
                                                                ---------------     ---------------

   TOTAL STOCKHOLDERS' EQUITY                                           425,481             905,315
                                                                ---------------     ---------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $       563,917     $     1,047,446
                                                                ===============     ===============

See Notes to Financial Statements.

                                                  3

MARCO HI-TECH JV, LTD.
--------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
--------------------------------------------------------------------------------------------------------------------------

                                                           Nine Months Ended                        Years Ended
                                                           -----------------                        -----------
                                                             September 30,                         December 31,
                                                             -------------                         ------------
                                                         2 0 0 5          2 0 0 4            2 0 0 4            2 0 0 3
                                                         -------          -------            -------            -------
                                                       [Unaudited]      [Unaudited]
                                                       -----------      -----------

   REVENUE:
     Product Sales                                   $      156,366   $      117,684   $        159,264   $        76,230

   COST OF REVENUES:
     Cost of Goods Sold                                      53,625           57,178             77,494            36,762
                                                     --------------   --------------   ----------------   ---------------

     GROSS PROFIT                                           102,741           60,506             81,770            39,468
                                                     --------------   --------------   ----------------   ---------------

   SELLING, GENERAL AND ADMINISTRATIVE
     EXPENSES:
     Research and Development Costs                         288,119          328,242            494,633           243,010
     Salaries and Payroll Taxes                             215,602          199,230            265,420           262,392
     Insurance                                                4,079            2,738              3,752             2,338
     Commissions and Royalties                                6,433            1,554              6,554            11,677
     Professional Fees                                       72,258           23,865             24,367            63,527
     Travel and Entertainment                                   992               --                 --             4,964
     Outside Services                                            --               --                 --             2,134
     Office Expense                                              --              155              1,495             1,860
     Licensing Expense                                           --            3,443              3,443                --
                                                     --------------   --------------   ----------------   ---------------

     TOTAL SELLING, GENERAL AND
       ADMINISTRATIVE EXPENSES                              587,483          559,227            799,664           591,902
                                                     --------------   --------------   ----------------   ---------------

     OPERATING [LOSS]                                      (484,742)        (498,721)          (717,894)         (552,434)
                                                     --------------   --------------   ----------------   ---------------

   OTHER INCOME [EXPENSES]:
     Interest Income [Expense] - Net                          7,033            5,139              7,461            21,617
     Other Income                                                --               --                 --               317
                                                     --------------   --------------   ----------------   ---------------

     OTHER INCOME - NET                                       7,033            5,139              7,461            21,934
                                                     --------------   --------------   ----------------   ---------------

     [LOSS] BEFORE PROVISION FOR INCOME
       TAXES                                               (477,709)        (493,582)          (710,433)         (530,500)

   PROVISION FOR INCOME TAXES                                 2,125            2,633              2,348            12,472
                                                     --------------   --------------   ----------------   ---------------

     NET [LOSS]                                            (479,834)        (496,215)          (712,781)         (542,972)

   ACCUMULATED DEFICIT - BEGINNING OF
     PERIODS                                             (1,671,604)        (958,823)          (958,823)         (415,851)
                                                     --------------   --------------   ----------------   ---------------

     ACCUMULATED DEFICIT - END OF PERIODS            $   (2,151,438)  $   (1,455,038)  $     (1,671,604)  $      (958,823)
                                                     ==============   ==============   ================   ===============

See Notes to Financial Statements.

                                                             4

MARCO HI-TECH JV, LTD.
--------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------------------------------------------------

                                                           Nine Months Ended                        Years Ended
                                                           -----------------                        -----------
                                                             September 30,                         December 31,
                                                             -------------                         ------------
                                                         2 0 0 5          2 0 0 4            2 0 0 4            2 0 0 3
                                                         -------          -------            -------            -------
                                                       [Unaudited]      [Unaudited]
                                                       -----------      -----------

OPERATING ACTIVITIES:
   Net [Loss]                                        $     (479,834)  $     (496,215)  $       (712,781) $       (542,972)
                                                     --------------   --------------   ----------------  ----------------
   Adjustments to Reconcile Net [Loss] to
     Net Cash [Used for] Operating
     Activities:

   Changes in Assets and Liabilities:
     [Increase] Decrease in:
       Accounts Receivable                                   10,080           19,065             (3,690)            9,707
       Inventory                                            (10,650)         (10,786)            (9,642)           10,826
       Due to/from Affiliate                                 (1,193)           9,806             38,548           147,502
       Prepaid Expenses                                     273,122           80,741            160,483          (628,269)
       Income Tax Receivable                                     --               --                 --           104,933

     Increase [Decrease] in:
       Accounts Payable and Accrued
         Expenses                                            (2,502)           1,965             13,054           (11,979)
                                                     --------------   --------------   ----------------  ----------------

     Total Adjustments                                      268,857          100,791            198,753          (367,280)
                                                     --------------   --------------   ----------------  ----------------

   NET CASH - OPERATING ACTIVITIES                         (210,977)        (395,424)          (514,028)         (910,252)

FINANCING ACTIVITIES:
   Proceeds from the Issuance of Preferred
     Stock                                                       --          500,000            500,000           500,000
                                                     --------------   --------------   ----------------  ----------------

   NET [DECREASE] IN CASH AND CASH
     EQUIVALENTS                                           (210,977)         104,576            (14,028)         (410,252)

CASH AND CASH EQUIVALENTS - BEGINNING
   OF PERIODS                                               504,692          518,720            518,720           928,972
                                                     --------------   --------------   ----------------  ----------------

   CASH AND CASH EQUIVALENTS - END OF
     PERIODS                                         $      293,715   $      623,296   $        504,692  $        518,720
                                                     ==============   ==============   ================  ================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid during the periods for:
     Interest                                        $           16   $           12  $14             $  29
     Income Taxes                                    $        1,825   $        1,750  $2,348          $  12,472

See Notes to Financial Statements.

                                                             5

MARCO HI-TECH JV, LTD.
NOTES TO FINANCIAL STATEMENTS
[INFORMATION AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 IS UNAUDITED]
------------------------------------------------------------------------------------------

[1] NATURE OF OPERATIONS

Marco Hi-Tech JV, Ltd. [the  "Company"] was  incorporated in 1996. The Company's operations  consisted of supplying  various raw materials and ingredients to the nutrition industry.  The Company changed its operations during 2002. The Company currently is focused on the  coordinating  of research and  development  studies related to the development of a treatment for Alzheimer's disease.

[2] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH  EQUIVALENTS  - For purposes of the  statement of cash flows,  the
Company  considers all highly liquid debt instruments  purchased with a maturity of three months or less to be cash equivalents.

The Company had $425,000 in cash equivalents as of December 31, 2004.

ACCOUNTS  RECEIVABLE -As of December 31, 2004,  upon  evaluation of its accounts receivable,  management  estimates  that all  receivables  will be  collectible.
Accordingly, the Company has not established an allowance for doubtful accounts.

INVENTORY - Inventory is stated at the lower of average cost or market.

USE OF  ACCOUNTING  ESTIMATES  - The  preparation  of  financial  statements  in conformity with generally accepted accounting  principles requires management to make estimates and  assumptions  that affect the reported  amounts of assets and liabilities  and disclosure of contingent  assets and liabilities at the date of the  financial  statements  and the  reported  amounts of revenues  and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE  RECOGNITION - Revenues from product sales are recognized  when products are shipped to the customer.

RESEARCH AND DEVELOPMENT COSTS - All research and development costs are expensed as  incurred  and  include  costs  paid to  sponsored  third  parties to perform research and conduct clinical trials.

CONCENTRATIONS  OF CREDIT RISK -  Financial  statement  items which  potentially subject  the  Company  to  concentrations  of  credit  risk  are  cash  and cash equivalents  and trade  accounts  receivable  arising  from its normal  business activities.  To  mitigate  cash risks,  the Company  places its cash with a high credit quality financial institution. At December 31, 2004 and 2003, the Company had  approximately  $400,000 in this  financial  institution  that is subject to normal credit risk beyond federally insured amounts,  respectively.  The Company routinely  assesses  the  financial  strength  of its  customers  and based upon factors  concerning  credit risk,  establishes  an allowance  for  uncollectible accounts,  if deemed  necessary.  Management  believes that accounts  receivable credit risk exposure beyond such allowance is limited.
The Company  does not require  collateral  on financial  instruments  subject to credit risk.

RECLASSIFICATION  - Certain items in the comparative  financial  statements have been reclassified to conform to the current year's presentation.

MARCO HI-TECH JV, LTD.
NOTES TO FINANCIAL STATEMENTS, SHEET #2
[INFORMATION AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 IS UNAUDITED]
------------------------------------------------------------------------------------------

[2] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [CONTINUED]

INCOME  TAXES - The Company  follows the  provisions  of  Statement of Financial
Accounting  Standards ["SFAS"] No. 109, "Accounting for Income Taxes." Under the
asset  and  liability  method  of SFAS  109,  deferred  income  tax  assets  and liabilities  are  recognized  for the future tax  consequences  attributable  to differences  between the financial statement carrying amounts of existing assets and  liabilities  and  available  net  operating  loss  carryforwards  and their respective tax basis.  Deferred  income tax assets and  liabilities are measured using  enacted  tax rates  expected  to apply to taxable  income in the years in which those temporary differences are expected to be recovered or settled. Under
SFAS 109, the effect on deferred  income tax assets and  liabilities of a change in tax rates is  recognized  in income in the period that includes the enactment date.

[3] RESEARCH AND LICENSE AGREEMENT

During 1997, the Company entered into an agreement with a Foundation for Medical
Education and Research [the  "Foundation"].  In accordance  with this agreement, the  Foundation  granted the Company a license to use its patent  rights for the development  of a clinically  proven  treatment  for  Alzheimer's  Disease.  The amounts payable to the Foundation under this agreement are as follows:

ROYALTIES - Initial royalty  payment of $ 82,500.  Amount is  nonrefundable  and does not represent an advance on future royalties.

Five percent  (5%) of the Net Sales of any Licensed  Product One percent (1%) of the Net Sales of any Natural Product

Minimum annual royalties of $300,000  beginning in the year the Company receives approval from the Food and Drug Administration ["FDA"].

As of December 31, 2004,  the Company  continues to coordinate  the research and development efforts needed in order to complete the clinical studies and has not received  FDA  approval.  In  addition,  there  have not  been any  sales of any licensed product during the year ended December 31, 2004.

MILESTONE  ROYALTIES - The Company is to pay the  Foundation  royalties upon the occurrence of certain milestones  throughout the process of ultimately obtaining
FDA approval.  The total amount of royalties  payable under these milestones are
$3,225,000.  As of December 31, 2003,  the Company had paid $25,000 in milestone royalties.  This amount is attributed to achieving the first milestone;  the FDA approval of an investigational new drug application.

MAINTENANCE  ROYALTIES - The Company is to pay the Foundation  $10,000 each year until the time the Company obtains FDA approval.

The initial  royalty payment of $82,500 along with the milestone and maintenance royalty payments of $25,000 and $10,000, respectively,  were charged to research and development  costs.  Upon the expiration of the Foundation's  last-to-expire patents related to the licensed product, the agreement expires and there will be no further royalty obligation to the Foundation.

MARCO HI-TECH JV, LTD.
NOTES TO FINANCIAL STATEMENTS, SHEET #3
[INFORMATION AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 IS UNAUDITED]
------------------------------------------------------------------------------------------

[4] CLINICAL RESEARCH AGREEMENT

During 2003,  the Company  entered  into a Clinical  Research  Agreement  with a university.  In accordance  with this agreement,  the university  shall carryout agreed upon research  pertaining to the development of an FDA approved treatment for  Alzheimer's  Disease.  The costs  associated  with this  agreement  total $
3,146,667.  This amount will be partially  funded by the National  Institutes of
Health  [the  "NIH"]  which is part of the U.S.  Department  of Health and Human
Services. The NIH grant amount is $1,300,000. The Company's portion of the total cost of $1,846,667, is payable to the university in several installments through
March 31, 2006.  The  installments  are due based upon the occurrence of certain events. In accordance with this agreement,  upon contract  signing,  the company has paid $660,000, and upon the enrollment of the first subject, the Company has paid  $165,000.  These  amounts are being  expensed as research and  development costs as the costs are  incurred.  As of  December  31,  2004,  the  Company has expensed  $377,655 of these  amounts.  The  remaining  $447,345 is classified as prepaid expenses as of December 31, 2004. The current and noncurrent portions of prepaid  expenses  of $357,876  and  $89,469,  respectively,  are based upon the estimated timing of the research activities associated with these costs.

The effective period of this agreement expires on March 31, 2006.

[5] SECURITIES PURCHASE AGREEMENT

In July of 2003, the Company  entered into an agreement with an investor for the sale of the Company's  Series B Convertible  Preferred stock. In accordance with the Agreement,  the Company has authorized the issuance and sale to the investor of,  15,000  shares  of  the  Series  B  Convertible  Preferred  Stock  and  the
reservation  of an aggregate of 980,568 shares of Common Stock for issuance upon conversion  of the  Preferred  Stock.  The 15,000 shares of Series B Convertible
Preferred  Stock are to be sold in three equal  installments  of 5,000 shares at each scheduled  closing date. The sales price is $100 per share for an aggregate price of $500,000 for each  individual  closing.  As of December  31, 2004,  the
Company has  received  $1,000,000  under this  Agreement  for the sale of 10,000 shares to the Investor.  The remaining  installment is scheduled to occur during
2005.

[6] INCOME TAXES

For 2004 and 2003,  the Company had incurred state income tax expenses of $2,348 and $12,472,  respectively.  Deferred taxes based upon  differences  between the financial  statements and tax basis of assets and  liabilities and available net operating loss carryforwards are summarized as follows:

                                                     As of December 31,
                                                     ------------------
                                                 2 0 0 4             2 0 0 3
                                                 -------             -------

Net Operating Loss Carryforward         $           730,429  $          411,429
Valuation Allowance                                (730,429)           (411,429)
                                        -------------------  ------------------

   TOTALS.                              $                --  $               --
   ------                               ===================  ==================

For the years ended December 31, 2004 and 2003, the valuation  allowance for net deferred tax assets increased  $319,000 and $282,896,  respectively.  Based upon the level of historical tax losses,  the Company has  established  the valuation allowance against the entire net deferred tax asset.

MARCO HI-TECH JV, LTD.
NOTES TO FINANCIAL STATEMENTS, SHEET #4
[INFORMATION AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 IS UNAUDITED]
------------------------------------------------------------------------------------------

[6] INCOME TAXES [CONTINUED]

As of December 31, 2004,  the Company has net  operating  loss  carryforward  of
$1,633,611.  The Company's net operating loss  carryforward at December 31, 2004 expire as set forth in the following table.

YEAR CARRYFORWARDS EXPIRE                                          AMOUNT

           2012                                             $            153,452
           2021                                                           20,932
           2022                                                          112,578
           2023                                                          633,968
           2024                                                          712,681
                                                            --------------------

                                                            $          1,633,611
                                                            ====================

The utilization of the net operating loss could be limited based upon provisions established in Section 382 of the Internal Revenue Code.

[7] STOCKHOLDERS' EQUITY

During 2004 and 2003, as part of a Securities  Purchase  Agreement [Note 5], the
Company  completed  the sale of 5,000 shares of Series B  Convertible  Preferred
Stock, Par Value $1.00 per share, at an issue price of $100 per share.

In July of 2003,  the Company  restated  its  Certificate  of  Incorporation  to increase  the total number of  authorized  shares of Common Stock for issue from
10,000,000  shares to 30,000,000  shares.  In addition,  the Company amended the total number of authorized shares of Convertible Preferred Stock from a total of
30,000 shares, par value $100 per share, which was divided into 18,000 shares of
Series A Convertible  Preferred Stock ["Series A"] and 12,000 shares of Series B
Convertible  Preferred  Stock  ["Series B"] into a total of 68,000  shares,  par value $1.00 per share, which is divided into 18,000 share of Series A shares and
50,000 Series B shares.

Series A and B shares could be converted, at any time by each holder into shares of Common Stock equal to; the original  issuance  price of the shares divided by the conversion  price.  The original  issuance price per share for both Series A and B shares is $100 per share.  The  Conversion  Price is $1.2323  per Series A share and $1.52879 per Series B share. The original issuance price is subject to adjustment for any stock splits, stock dividends, recapitalizations or the like.
The  Conversion  Price is subject to  adjustments in the case of failure to meet certain requirements regarding a Securities Purchase Agreement [Note 5].

MARCO HI-TECH JV, LTD.
NOTES TO FINANCIAL STATEMENTS, SHEET #5
[INFORMATION AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004 IS UNAUDITED]
------------------------------------------------------------------------------------------

[8] OPTIONS AND WARRANTS

The Company has various  outstanding  option and warrant  agreements,  issued in
1999, for the purchase of the Company's  common stock.  The  agreements,  in the aggregate,  allow for the purchase of under 5% of the total  outstanding  common stock. The agreements expire on various dates ranging from 2004 through 2006.

[9] RELATED PARTY TRANSACTIONS

During  2004 and 2003,  the Company has  recorded  allocated  salary and payroll taxes  totaling  $8,978 and $8,772,  respectively.  These expenses are allocated from an affiliated  company.  The affiliate is related through common ownership.
During 2004 and 2003,  the Company  did not incur any rent  expense.  The use of office  space  is  provided  by  an  entity  owned  by  the  Company's  majority shareholder. This arrangement is expected to remain the same for 2005.

[10] UNAUDITED INTERIM STATEMENTS

The financial  statements as of September 30, 2005 and for the nine months ended
September 30, 2005 and 2004 are unaudited; however, in the opinion of management all adjustments [consisting solely of normal recurring adjustments] necessary to make the interim financial statements not misleading have been made. The results of the  interim  period  are not  necessarily  indicative  of the  results to be obtained for a full fiscal year.

[11] SUBSEQUENT EVENTS

On  January  24,  2006,  the  Company  entered  into an  Agreement  and  Plan of
Reorganization with Northern Way Resources, Inc. ["Northern"],  a public entity.
Northern  acquired  100% of the  Company's  outstanding  stock in  exchange  for
6,164,006 shares of Northern's  common stock. The transaction is being accounted for as a recapitalization of the Company, with the Company as the acquirer.

During 2005, the effective period of the Clinicl Reseach Agreement  disclosed in
Note 4 has been extended to August 31, 2007.

                                . . . . . . . . .